Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of ChinaCast Education Corporation on Form 10-Q for the quarter ended September 30, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, Ron Chan Tze Ngon, Chairman of the Board and Chief Executive Officer of ChinaCast Education Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ChinaCast Education Corporation.

Dated: November 10, 2008	/s/ Ron Chan Tze Ngon Ron Chan Tze Ngon
Chairman of the Board and Chief Executive Officer
(Principal Executive Officer)

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